SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of The Securities Exchange Act

                                   May 15,2002
                                 Date of Report
                           (Date of Earliest Reported)


                                 EnterNet, Inc.
                       (Name of Small BusinessRegistrant)


    Nevada                           0-32253                    87-0650264
  (State of                        (Commission               (I.R.S. Employer
Incorporation)                     File Number)           Identification Number)


               14745 North 78th Way, Bldg. A, Scottsdale, AZ 85260 (Address of Principal Executive Offices Including Zip Code)


                                 (480) 778 2415
                           (Issuers Telephone Number)

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ITEM 5. OTHER EVENTS

     The Board of Directors with the consent of the owners of the majority shares of the common stock of the registrant, the First Article of the Articles of Incorporation was amended to change the name of the corporation to Secured Data, Inc., and the Fourth Article was amended to increase the authorized common shares (par value $0.001) by Fifty Five Million (55,000,000) to One Hundred Million (100,000,000) common shares.

     The Board of Directors authorized the shares of the registrant's stock be forward split at an additional two for every ten shares basis for shareholders of record as of May 31, 2002.

ITEM 7. EXHIBITS

     99.1  Form of Consent

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this registration statement to be signed on its behalf by the undersigned thereunto duly authorized.

                                            EnterNet, Inc.


                                            /s/ Craig Robson
                                            ------------------------------------
May 15, 2002                                Craig Robson, President and Director